SUPPLEMENT TO THE

SPARTAN® 500 INDEX FUND

A Fund of Fidelity Commonwealth Trust

June 27, 2002

STATEMENT OF ADDITIONAL INFORMATION

Effective on or about January 13, 2003, Deutsche Asset Management, Inc. (DAMI) will no longer serve as a sub-adviser for the fund. Fidelity Management & Research Company (FMR) will continue to be the fund's manager and be responsible for handling the fund's business affairs. However, FMR will now be responsible for choosing the fund's investments and placing orders to buy and sell the fund's investments. The address of FMR and its affiliates, unless otherwise indicated, is 82 Devonshire Street, Boston, Massachusetts 02109. All references to DAMI throughout this document should be replaced with FMR as applicable.

Effective on or about January 13, 2003, Deutsche Bank Trust Company Americas (DBTCA), formerly known as Bankers Trust Company, will no longer serve as securities lending agent for the fund. Effective on or about January 13, 2003, Mellon Bank, N.A. serves as securities lending agent for the fund.

The following information replaces the second paragraph found under the heading "Limitations on Futures and Options Transactions" in the "Investment Policies and Limitations" section on page 6.

FMR also intends to follow certain other limitations on the fund's futures and option activities. The fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, the fund will not enter into any futures contract, option, or swap agreement if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures, options, or swaps positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

The following information replaces similar information found under the heading "Swap Agreements" in the "Investment Policies and Limitations" section on page 10.

Swap Agreements. Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, or of a stock, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, the fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

The most significant factor in the performance of swap agreements is the change in value of the specific index, security or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with the S&P 500. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The following information replaces the third paragraph in the "Portfolio Transactions" section on page 10.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

The following information has been removed from the "Portfolio Transactions" section on page 10.

Ordinarily commissions are not charged on OTC orders because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

SMIB-03-01 January 30, 2003
1.717337.108

Effective November 27, 2002, the following information replaces the similar information found under the heading "Interested Trustees" in the "Trustees and Officers" section on page 16.

Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

The following information replaces similar information found under the heading "Interested Trustees" in the "Trustees and Officers" section on page 17.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Effective November 27, 2002, Maria F. Dwyer serves as President and Treasurer of Spartan 500 Index. The following information replaces the similar information found under the heading "Executive Officers" in the "Trustees and Officers" section on page 19.

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Spartan 500 Index. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Effective November 27, 2002, Timothy F. Hayes serves as the Chief Financial Officer of Spartan 500 Index. The following information supplements the information found under the heading "Executive Officers" in the "Trustees and Officers" section on page 19.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan 500 Index. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Effective July 18, 2002, Francis V. Knox, Jr. serves as Assistant Treasurer of Spartan 500 Index. The following information supplements the information found under the heading "Executive Officers" in the "Trustees and Officers" section beginning on page 19.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan 500 Index. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Effective November 27, 2002, Mark Osterheld serves as Assistant Treasurer of Spartan 500 Index. The following information supplements the information found under the heading "Executive Officers" in the "Trustees and Officers" section beginning on page 19.

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Spartan 500 Index. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Effective July 18, 2002, Paul Maloney no longer serves as Assistant Treasurer of Spartan 500 Index. The following information has been removed from the "Trustees and Officers" section on page 20.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan 500 Index. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Effective on or about January 13, 2003, the following information replaces similar information found under the heading "Custodians" in the "Description of the Trust" section on page 28.

Custodians. Mellon Bank, N.A., One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

SUPPLEMENT TO THE

FIDELITY® SMALL CAP STOCK FUND
FIDELITY MID-CAP STOCK FUND
FIDELITY LARGE CAP STOCK FUND

Funds of Fidelity Commonwealth Trust

June 27, 2002

STATEMENT OF ADDITIONAL INFORMATION

On October 17, 2002, the Board of Trustees of Small Cap Stock authorized the reduction of the fund's redemption fee period from 3 years to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 2.00% of the amount redeemed.

The following information replaces the fourth paragraph in the "Portfolio Transactions" section on page 13.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

The following information has been removed from the "Portfolio Transactions" section on page 14.

Ordinarily commissions are not charged on OTC orders because a fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When a fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

The following information replaces similar information found in the "Performance"section on page 17.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee or small balance maintenance fee. Excluding a fund's short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

SMLB-03-01 January 30, 2003
1.712213.113

The following information replaces similar information found in the "Performance"section on page 19.

Explanatory Notes: With an initial investment of $10,000 in Small Cap Stock on March 12, 1998, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,741. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $80 for dividends and $650 for capital gain distributions. The figures in the table do not include the effect of the fund's 2.00% short-term trading fee applicable to shares held less than 90 days.

Effective July 18, 2002, the following information replaces the biographical information for Richard Spillane found in the "Trustees and Officers" section on page 25.

John B. McDowell (43)

Year of Election or Appointment: 2002

Vice President of Small Cap Stock, Mid-Cap Stock, and Large Cap Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Effective July 18, 2002, Mr. Maloney no longer serves as Assistant Treasurer of Small Cap Stock, Mid-Cap Stock, and Large Cap Stock. The following information has been removed from the "Trustees and Officers" section on page 26.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Small Cap Stock, Mid-Cap Stock, and Large Cap Stock. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Effective July 18, 2002, Mr. Knox has been appointed Assistant Treasurer of Capital & Income and High Income. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 22.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Small Cap Stock, Mid-Cap Stock, and Large Cap Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

SUPPLEMENT TO THE

FIDELITY® SMALL CAP RETIREMENT FUND

A Fund of Fidelity Commonwealth Trust
June 27, 2002

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the fourth paragraph in the "Portfolio Transactions" section on page 11.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

The following information has been removed from the "Portfolio Transactions" section on page 11.

Ordinarily commissions are not charged on OTC orders because the fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When the fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

SMRB-03-01 January 30, 2003
1.782324.100